Exhibit 99.1

China Integrated Energy, Inc. to Host Second Quarter 2010 Earnings Conference Call on
August 5, 2010 at 10:00 a.m. EDT

XI'AN, China, July 27 -- China Integrated Energy, Inc. (Nasdaq: CBEH), a leading non-state-owned integrated energy company in the People's Republic of China, announced today it will release its Second Quarter 2010 results on Wednesday, August 4, 2010 after the market close. The Company will host a conference call to discuss these results on Thursday, August 5, 2010.

The conference call will take place at 10:00 a.m. EDT on Thursday, August 5, 2010. Interested participants should call 1-877-941-8410 when calling within the United States or 1-480-629-9803 when calling internationally (pass code 4339536).

A playback will be available through August 12, 2010. To listen, please call 1-877-870-5176 within the United States or 1-858-384-5517 when calling internationally. Utilize the pass code 4339536 for the replay.

This conference call will be broadcast live over the Internet and can be accessed by all interested parties by clicking on this link: http://viavid.net/dce.aspx?sid=000078D8, or visiting http://us.lrd.yahoo.com/SIG=10r39sjr4/**http%3A/www.viavid.net/ , where the webcast can be accessed through August 12, 2010. In addition, a replay will be archived on the investor relations section of the company's website at http://www.chinaintegratedenergy.com/.

About China Integrated Energy, Inc.

China Integrated Energy, Inc. is a leading non-state-owned integrated energy company in China engaged in three business segments: the production and sale of biodiesel, the wholesale distribution of finished oil and heavy oil products, and the operation of retail gas stations. The Company operates a 100,000-ton biodiesel production plant with an additional 50,000-ton biodiesel production plant under construction. The Company utilizes an extensive distribution network to distribute traditional petroleum products, and operates twelve retail gas stations in China. For additional information on the Company please visit http://us.lrd.yahoo.com/SIG=11aphodq2/**http%3A/www.chinaintegratedenergy.com/ ..

An online investor kit including a company presentation, press releases, current price quotes, stock charts and other valuable information for investors is available at http://us.lrd.yahoo.com/SIG=11aphodq2/**http%3A/www.chinaintegratedenergy.com/ . To subscribe to future releases via e-mail alert, visit http://us.lrd.yahoo.com/SIG=11gus6n9b/**http%3A/www.chinaintegratedenergy.com/alerts ..

Safe Harbor Statement

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. For example, statements about the future use of the proceeds are forward looking and subject to risks. China Integrated Energy, Inc. may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q and 8-K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, risks outlined in the Company's filings with the U.S. Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement, except as required under applicable law.

For more information, please contact:

Company

 Susan Zhou

 Vice President, Investor Relations

 Tel:   +1-305-393-5536

 Email: susan.zhou@cbeh.net.cn

 Web:   http://www.chinaintegratedenergy.com

HC International, Inc.

 Ted Haberfield, Executive VP

 Tel:   +1-760-755-2716

 Email: thaberfield@hcinternational.net

 Web:   http://www.hcinternational.net